UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Material
[ ]	Solicitation Material under §240.14a-12

GAUCHO GROUP HOLDINGS, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

From the Desk of Scott Mathis Direct: 212.739.7650 Fax: 212.655.0140 SMATHIS@ALGODONGROUP.COM

May 31, 2019

Dear Stockholder:

You are receiving this letter and the accompanying proxy card from Gaucho Group Holdings, Inc. (the “Company”) because you are a stockholder of the Company entitled to vote at the Company’s annual meeting. The Company will be hosting its annual meeting of stockholders on July 8, 2019, at 2:00 p.m. (local time) at 135 Fifth Avenue, 10th Floor, New York, NY 10010.

You are either an existing stockholder who recently received additional shares of common stock in the Company and/or a new stockholder who recently purchased shares of common stock in the Company. As a result of the recent timing of your receipt of this stock, the Company cannot accept your vote at the Company’s upcoming annual meeting by internet or phone, procedures which are described in the Company’s 2019 Proxy Statement which is available at https://cstproxy.com/gauchogroupholdings/2019.

You may vote by using one of the following two methods:

● MAIL – Mark, sign and date your enclosed proxy card and return it in the postage-paid envelope provided.

● FAX – Mark, sign and date your enclosed proxy card and send it via fax to (303) 796-2777.

Please see the Company’s 2019 Proxy Statement and accompanying materials via the internet by accessing https://cstproxy.com/gauchogroupholdings/2019.

Sincerely,
By:
Scott L. Mathis, President & CEO

GAUCHO GROUP HOLDINGS, INC. GROUP (OTCQB:VINO)

135 FIFTH AVENUE, FLOOR 10, NEW YORK, NY 10010

(toll free) 866.960.7700 (main) 212.739.7700 (fax) 212.655.0140 | www.gauchobuenosaires.com

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Mail or Fax

Gaucho Group Holdings, Inc.

2019 Annual General Meeting of Stockholders

Monday, July 8, 2019

This Proxy is Solicited On Behalf Of The Board Of Directors

FAX – 303-796-2777

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

Please mark your votes like this **X**

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

1. Election of Directors
   (1) Class I Directors — Steven A. Moel
   (2) Class II Directors — Peter J. L. Lawrence
   (3) Class III Directors — Scott L. Mathis

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

***Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above).**

Proposal	FOR	AGAINST	ABSTAIN
2. Approval of amendment to Bylaws to establish a Classified Board structure.	☐	☐	☐
3. Approval of reverse stock split.	☐	☐	☐
4. Approval of amendment to Company's 2018 Equity Incentive Plan.	☐	☐	☐
5. Ratification of Marcum LLP as independent registered public accounting firm for the year ended December 31, 2019.	☐	☐	☐

.

CONTROL NUMBER

Signature________________________ **Signature, if held jointly**________________________ **Date**____________**, 2019.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

The 2019 Proxy Statement and the 2019 Annual Report to Stockholders are available at: https://www.cstproxy.com/gauchogroupholdings/2019

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Gaucho Group Holdings, Inc

The undersigned appoints Scott L. Mathis and Maria I. Echevarria, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Gaucho Group Holdings, Inc. held of record by the undersigned at the close of business on May 20, 2019 at the Annual Meeting of Stockholders of Gaucho Group Holdings, Inc. to be held on Monday, July 8, 2019, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)